Exhibit 99.1

China Shuangji Cement, Ltd. Hires Bernstein & Pinchuk as New Auditors

2010-01-05 10:24 ET - News Release

ZHAOYUAN CITY, China, Jan. 5, 2010 (GLOBE NEWSWIRE) -- China Shuangji Cement, Ltd. (OTCBB:CSGJ) ("China Shuangji" or the "Company"), a leading producer of high-quality Portland cement in Shandong and Hainan Provinces, PRC today announced that it has engaged Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance ("B&P"), as its independent registered public accounting firm to audit the Company's financial statements.

Mr. Wenji Song, Chairman and President of China Shuangji Cement, Ltd. commented, "We were very impressed by Bernstein & Pinchuk's experience auditing U.S. listed Chinese companies and believe they are the ideal auditing firm for our Company."

"Their extensive experience in China was a major factor in our decision to engage the firm," stated Mr. Jun Song, CEO of China Shuangji Cement, Ltd. "The firm's roster of Chinese clients, its experience with up-listing clients to senior exchanges and its understanding of complex financing mechanisms were all important in our choice of auditing firms." Mr. Song added, "We intend to aggressively pursue our mandate of growth in revenues and profitability for our shareholders as we enter 2010."

Drew Bernstein, of Bernstein & Pinchuk LLP, commented, "We are pleased that China Shuangji Cement, Ltd. selected us as their auditor and we look forward to assisting them to fulfill their goals."

About Bernstein & Pinchuk LLP

Bernstein & Pinchuk LLP (B&P) is a New York-based independent public accounting firm founded in 1983, is an international group of professionals providing audit and assurance, tax and transaction advisory services.

They are an independent member of the BDO Seidman Alliance, which allows them to provide their clients with vast resources and technical knowledge without high overhead costs. With offices in New York, Beijing and Guangzhou, they have the cultural understanding, knowledge, and support needed to efficiently serve and advise our clients. They are registered with the Public Company Accounting Oversight Board (PCAOB) with an international reach, whose focus on SEC issues is a significant portion of our practice.

About China Shuangji Cement, Ltd.

China Shuangji Cement, Ltd., through its affiliates and controlled entities, is a supplier of high-grade cement to the industrial sector in the People's Republic of China and to international markets. Its processed cement products are primarily purchased by the cement industry for the purpose of making the cement required for the construction of buildings, roads, and other infrastructure projects. The Company currently produces approximately 1,500,000 tons of Portland cement annually and they expect their output will increase by 1,000,000 tons when the new Zhaoyuan plant and upgrades are completed. http://www.shuangjicement.com

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward- looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward- looking statements as a result of a variety of factors, including the risks associated with the effect of changing economic conditions in The People's Republic of China. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factor section of our 2008 Form 10-K filed with the Securities and Exchange Commission on May 13, 2009 and detailed in other reports filed with the Securities and Exchange Commission from time to time.

CONTACT:

Hampton Growth, LLC

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Andrew Haag

877 368 3566

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Robert Haag

+86 152 2174 3282

info@hamptongrowth.com